Core Scientific Announces Second Quarter 2026 Results
MIAMI, Florida, July 28, 2026 - Core Scientific, Inc. (NASDAQ: CORZ), a leader in digital infrastructure for high-density colocation services (“HDC”), today announced financial results for the second quarter ended June 30, 2026.
Recent Business Developments
•Announced a partnership with AMD with the potential to support up to 2.5 GW of leasable capacity, anchored by 15-year agreements for approximately 530 MW across five sites and more than $14 billion of potential base contracted revenue.
•Increased total leased customer power capacity to approximately 1.1 GW, representing more than $24 billion of potential contracted revenue.
•Billing for 437 MW of capacity as of mid-July, representing approximately $635 million in average annualized colocation GAAP revenue.
Financial Summary and Operating Metrics (in millions, except billing megawatts)

Metric	Q2 2026	Q1 2026	Q2 2025
Billing MW	395	225	N/A
Colocation Revenue	$136.7	$77.5	$10.6
Total Revenue	$164.2	$115.2	$78.6
Gross Profit	$70.0	$30.1	$5.0
Net loss(1)	$(1,155.3)	$(347.2)	$(936.8)
Adjusted EBITDA	$41.1	$8.9	$28.5
Capital Expenditures (“CapEx”)(2)	$797.5	$389.2	$121.3
Liquidity(3)	$1,819.4	$1,042.5	$754.1

(1)Net loss for the quarter ended June 30, 2026 was primarily driven by the change in fair value of warrants, reflecting appreciation in the Company’s stock price during the period.
(2)CapEx includes purchases of property, plant and equipment and acquisitions of land and development rights.
(3)Liquidity is comprised of cash and cash equivalents and digital assets.
Conference Call and Earnings Presentation
In conjunction with this release, Core Scientific, Inc. will host a conference call today, Tuesday, July 28, 2026, at 8:30 am Eastern Time that will be webcast live. Adam Sullivan, Chief Executive Officer, Jim Nygaard, Chief Financial Officer, Matt Brown, Chief Operating Officer, and Jon Charbonneau, Senior Vice President, Investor Relations will host the call.
Investors with Internet access may listen to the live audio webcast via the Investor Relations page of the Core Scientific, Inc. website, http://investors.corescientific.com or by using the following link https://event.choruscall.com/mediaframe/webcast.html?webcastid=IPzPbUYf
A supplementary investor presentation for the second quarter 2026 may be accessed at https://investors.corescientific.com/news-events/presentations

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Core Scientific, Inc. First Quarter 2026 Earnings Release - 2
Audio Replay

An audio replay of the event will be archived on the Investor Relations section of the Company's website at http://investors.corescientific.com.

About Core Scientific
Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation (“HDC”) services. Core Scientific operates facilities for high-density colocation services serving artificial intelligence-related (“AI”) workloads and is a premier provider of digital infrastructure and services to its third-party customers. The majority of the Company's revenue is derived from high-density colocation services, with the remainder derived from earning digital assets for the Company's own account and from digital asset mining hosting services. The Company is in the process of repurposing its remaining mining facilities to support its high-density colocation services business as circumstances allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (4). To learn more, visit www.corescientific.com.
Special Note Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward-looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue, contracted revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully finance and complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and acquire suitable additional land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s Quarterly Reports on Form 10-Q. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.
There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 3
Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

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Core Scientific, Inc. First Quarter 2026 Earnings Release - 4
Core Scientific, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value)
(Unaudited)

	June 30, 2026	March 31, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$1,769,735	$1,005,148	$311,378
Digital assets	49,675	37,312	222,000
Customer funding receivable and other current assets	458,489	352,128	362,159
Restricted cash, current portion	165,745	60,244	—
Total Current Assets	2,443,644	1,454,832	895,537
Property, plant and equipment, net	1,774,142	1,344,924	1,293,299
Intangibles, net	228,625	10,945	1,076
Operating lease right-of-use assets	114,199	105,986	108,484
Restricted cash, net of current portion	615,911	80,593	—
Other noncurrent assets	80,972	72,284	49,248
Total Assets	$5,257,493	$3,069,564	$2,347,644
Liabilities and Stockholders’ Deficit
Current Liabilities:
Accounts payable	$112,374	$218,857	$126,106
Accrued expenses	509,189	364,479	511,957
Deferred revenue	287,201	219,555	127,561
Notes payable, current portion	—	993,944	—
Warrant liabilities, current portion	1,811,587	844,752	—
Other current liabilities	17,443	20,196	15,777
Total Current Liabilities	2,737,794	2,661,783	781,401
Long-term debt	4,297,967	1,061,651	1,060,325
Warrant liabilities, net of current portion	163,683	116,495	936,107
Deferred revenue, net of current portion	367,242	434,672	428,290
Other noncurrent liabilities	110,163	100,649	104,261
Total Liabilities	7,676,849	4,375,250	3,310,384
Commitments and contingencies
Stockholders’ Deficit:
Preferred stock; $0.00001 par value; 2,000,000 shares authorized; none issued and outstanding at June 30, 2026 and December 31, 2025	—	—	—
Common stock; $0.00001 par value; 10,000,000 shares authorized at June 30, 2026 and December 31, 2025; 319,587 and 314,231 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively	3	3	3
Additional paid-in capital	3,229,842	3,188,202	3,183,960
Accumulated deficit	(5,649,201)	(4,493,891)	(4,146,703)
Total Stockholders’ Deficit	(2,419,356)	(1,305,686)	(962,740)
Total Liabilities and Stockholders’ Deficit	$5,257,493	$3,069,564	$2,347,644
Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 5
Core Scientific, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Revenue:
Colocation revenue	$136,669	$77,539	$10,560	$214,208	$19,133
Digital asset self-mining revenue	21,535	30,105	62,424	51,640	129,603
Digital asset hosted mining revenue from customers	5,997	7,600	5,644	13,597	9,417
Total revenue	164,201	115,244	78,628	279,445	158,153
Cost of revenue:
Cost of colocation services	56,686	33,618	9,430	90,304	17,536
Cost of digital asset self-mining	33,700	47,189	59,589	80,889	120,759
Cost of digital asset hosted mining services	3,771	4,331	4,584	8,102	6,620
Total cost of revenue	94,157	85,138	73,603	179,295	144,915
Gross profit	70,044	30,106	5,025	100,150	13,238
Change in fair value of digital assets	9,368	6,558	(29,797)	15,926	(19,109)
Loss on disposal of property, plant and equipment	1,273	13,638	4,166	14,911	4,172
Loss on remeasurement of assets held for sale	19,495	—	—	19,495	—
Impairment of property, plant and equipment	—	266,488	—	266,488	—
Loss on contract termination	41,948	—	—	41,948	—
Colocation organizational and site startup costs	27,039	8,665	11,655	35,704	23,322
Selling, general and administrative	49,389	45,179	45,285	94,568	78,175
Operating loss	(78,468)	(310,422)	(26,284)	(388,890)	(73,322)
Non-operating expenses (income), net:
Loss on debt extinguishment	5,435	—	1,377	5,435	1,377
Interest expense (income), net	23,833	4,857	(1,185)	28,690	(3,372)
Change in fair value of warrants and contingent value rights	1,045,515	30,799	909,958	1,076,314	288,494
Other non-operating expense, net	152	510	207	662	364
Total non-operating expense, net	1,074,935	36,166	910,357	1,111,101	286,863
Loss before income taxes	(1,153,403)	(346,588)	(936,641)	(1,499,991)	(360,185)
Income tax expense	1,907	600	158	2,507	363
Net loss	$(1,155,310)	$(347,188)	$(936,799)	$(1,502,498)	$(360,548)
Net loss per share, basic and diluted	$(3.32)	$(1.06)	$(0.04)	$(4.39)	$(0.23)
Weighted average shares outstanding, basic and diluted	325,329	322,911	317,985	324,128	316,593

Supplemental information - stock based compensation:
Cost of revenue	$1,283	$853	$941	$2,136	$2,323
Colocation organizational and site startup costs	4,302	4,224	4,638	8,526	7,590
Selling, general and administrative	12,655	12,684	18,592	25,339	30,442
Stock-based compensation expense, net of amounts capitalized	18,240	17,761	24,171	36,001	40,355
Capitalized stock-based compensation	519	626	176	1,145	396
Total stock-based compensation cost	$18,759	$18,387	$24,347	$37,146	$40,751

Certain prior year amounts have been reclassified for consistency with the current year presentation.

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Core Scientific, Inc. First Quarter 2026 Earnings Release - 6
Core Scientific, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended June 30,
	2026	2025
Cash flows from Operating Activities:
Net loss	$(1,502,498)	$(360,548)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	32,146	38,487
Loss on disposal of property, plant and equipment	14,911	4,172
Loss on remeasurement of assets held for sale	19,495	—
Impairment of property, plant and equipment	266,488	—
Change in operating lease right-of-use assets	6,400	5,404
Stock-based compensation	36,001	40,355
Digital asset self-mining revenue	(51,640)	(129,769)
Proceeds from sales of digital assets generated by self-mining revenues(1)	208,249	—
Loss (gain) on fair value of digital assets	15,926	(19,109)
Change in fair value of warrants and contingent value rights	1,076,314	288,494
Loss on debt extinguishment	5,435	1,377
Changes in operating assets and liabilities:
Customer funding receivable and other current assets	(81,842)	(207,550)
Accounts payable	(35,594)	133,531
Accrued expenses	155,200	70,826
Deferred revenue from colocation services	98,409	131,293
Other operating assets and liabilities, net	(32,451)	(8,004)
Net cash provided by (used in) operating activities	230,949	(11,041)
Cash flows from Investing Activities:
Purchases of property, plant and equipment	(954,244)	(205,259)
Proceeds from sales of property and equipment	3,927	1,671
Acquisitions of land and development rights	(232,500)	—
Other investing activities	(74)	(5,036)
Net cash used in investing activities	(1,182,891)	(208,624)
Cash flows from Financing Activities:
Principal payments on debt	—	(8,613)
Debt extinguishment payments	(1,000,000)	(26,862)
Taxes paid related to net share settlement of equity awards	(35,310)	—
Proceeds from the issuance of debt	4,275,250	—
Debt issuance costs	(48,143)	—
Other financing activities	158	(495)
Net cash provided by (used in) financing activities	3,191,955	(35,970)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,240,013	(255,635)
Cash, cash equivalents and restricted cash—beginning of period	311,378	836,980
Cash, cash equivalents and restricted cash—end of period	$2,551,391	$581,345

Supplemental disclosure of other cash flow information:
Cash paid for interest, net of capitalized interest	$12,846	$8,386
Income tax payments	652	$457

Supplemental disclosure of non-cash investing and financing activities:
Purchases of property, plant and equipment in accounts payable and accrued expense	$127,520	$129,904
Reclass of property, plant and equipment to Held for Sale	33,286	—
Operating lease right-of-use assets obtained in exchange for lease obligations	13,440	109
Non-cash exercise of warrants	$1,458	$19,559
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 7

Reconciliation of cash, cash equivalents, and restricted cash within the Condensed Consolidated Balance Sheets to the amounts shown in the Condensed Consolidated Statements of Cash Flows above:
Cash and cash equivalents	$1,769,735	$581,345
Restricted cash, current portion	165,745	—
Restricted cash, net of current portion	615,911	$—
Total cash, cash equivalents and restricted cash	$2,551,391	$581,345
(1)Proceeds from digital assets received as noncash revenue consideration liquidated upon management's discretion.
Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 8
Core Scientific, Inc.
Segment Results
(in thousands, except percentages)
(Unaudited)

	Three Months Ended				Six Months Ended
(in thousands, except percentages)	June 30, 2026	March 31, 2026	June 30, 2025		June 30, 2026		June 30, 2025
Colocation Segment
Colocation revenue:
License fees	$98,812	$59,195	$7,010		$158,008		$13,005
Power fees passed through to customer	35,073	21,059	3,464		56,132		6,050
Maintenance and other	2,784	(2,715)	86		68		78
Total colocation revenue	136,669	77,539	10,560		214,208		19,133
Cost of colocation services:
Power fees passed through to customer	35,073	21,059	3,464		56,132		6,050
Depreciation expense	4,621	2,075	104		6,696		171
Employee compensation	4,801	2,986	1,148		7,787		2,442
Facility operations expense	10,381	6,755	4,336		17,136		8,187
Other segment items	1,810	743	378		2,553		686
Total cost of colocation services	56,686	33,618	9,430		90,304		17,536
Colocation gross profit	$79,983	$43,921	$1,130		$123,904		$1,597
Colocation gross margin	59%	57%	11%		58%		8%

Digital Asset Self-Mining Segment
Digital asset self-mining revenue	$21,535	30,105	$62,424		$51,640		$129,603
Cost of digital asset self-mining:
Power fees	17,861	27,271	30,720		45,131		61,039
Depreciation expense	9,897	13,909	18,058		23,806		37,317
Employee compensation	4,052	3,527	8,272		7,579		15,607
Facility operations expense	1,286	1,972	2,089		3,258		5,369
Other segment items	604	510	450		1,115		1,427
Total cost of digital asset self-mining	33,700	47,189	59,589		80,889		120,759
Digital Asset Self-Mining gross profit	$(12,165)	$(17,084)	$2,835		$(29,249)		$8,844
Digital Asset Self-Mining gross margin	(56)%	(57)%	5%		(57)%		7%

Digital Asset Hosted Mining Segment
Digital asset hosted mining revenue from customers	$5,997	7,600	$5,644		$13,597		$9,417
Cost of digital asset hosted mining services:
Power fees	2,356	3,303	3,208		5,659		4,574
Depreciation expense	626	306	334		931		479
Employee compensation	542	427	779		969		1,110
Facility operations expense	167	234	220		401		368
Other segment items	80	61	43		142		89
Total cost of digital asset hosted mining services	3,771	4,331	4,584		8,102		6,620
Digital Asset Hosted Mining gross profit	$2,226	$3,269	$1,060		$5,495		$2,797
Digital Asset Hosted Mining gross margin	37%	43%	19%		40%		30%

Consolidated
Consolidated total revenue	$164,201	$115,244	$78,628		$279,445		$158,153
Consolidated cost of revenue	$94,157	$85,138	$73,603	0	$179,295	—	$144,915
Consolidated gross profit	$70,044	$30,106	$5,025		$100,150		$13,238
Consolidated gross margin	43%	26%	6%		36%		8%

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Core Scientific, Inc. First Quarter 2026 Earnings Release - 9
Core Scientific, Inc.
Non-GAAP Financial Measures
(Unaudited)
Adjusted EBITDA is a non-GAAP financial measure defined as our net loss, adjusted to eliminate the effect of (i) interest expense (income), net; (ii) provision for income taxes; (iii) depreciation and amortization; (iv) stock-based compensation expense; (v) loss on disposal and impairment of property, plant and equipment; (vi) loss on remeasurement of assets held for sale; (vii) loss on contract termination; (viii) colocation organizational startup costs primarily related to the initial ramp up of new colocation sits and the conversion of existing facilities to colocation data center operations; (ix) loss on debt extinguishment; (x) change in fair value of warrant and contingent value rights; (xi) loss on legal settlements; (xii) post-emergence bankruptcy advisory costs incurred related to reorganization and (xiii) certain additional non-cash items that do not reflect the performance of our ongoing business operations. For additional information, including the reconciliation of net loss to Adjusted EBITDA, please refer to the table below. We believe Adjusted EBITDA is an important measure because it allows management, investors, and our Board of Directors to evaluate and compare our operating results, including our return on capital and operating efficiencies, from period-to-period by making the adjustments described above. In addition, it provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business, as it removes the effect of net interest expense, taxes, certain non-cash items, variable charges and timing differences. Moreover, we have included Adjusted EBITDA in this earnings release because it is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic and financial planning.
The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature or because the amount and timing of these items are not related to the current results of our core business operations which renders evaluation of our current performance, comparisons of performance between periods and comparisons of our current performance with our competitors less meaningful. However, you should be aware that when evaluating Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating this measure. Our presentation of this measure should not be construed as an inference that its future results will be unaffected by unusual items. Further, this non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). We compensate for these limitations by relying primarily on GAAP results and using Adjusted EBITDA on a supplemental basis. Our computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of net loss to Adjusted EBITDA below and not rely on any single financial measure to evaluate our business.
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 10

The following table reconciles the non-GAAP financial measure to the most directly comparable U.S. GAAP financial performance measure, which is net loss, for the periods presented (in thousands):

	Three Months Ended			Six Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Adjusted EBITDA
Net loss	$(1,155,310)	$(347,188)	$(936,799)	$(1,502,498)	$(360,548)
Adjustments:
Interest expense (income), net	23,833	4,857	(1,185)	28,690	(3,372)
Income tax expense	1,907	600	158	2,507	363
Depreciation and amortization	15,498	16,648	18,756	32,146	38,487
Stock-based compensation expense	13,938	13,537	19,533	27,475	32,765
Loss on disposal of property, plant and equipment	1,273	13,638	4,166	14,911	4,172
Loss on remeasurement of assets held for sale	19,495	—	—	19,495	—
Impairment of property, plant and equipment	—	266,488	—	266,488	—
Colocation organizational and site startup costs(1)	27,039	8,665	11,655	35,704	23,322
Loss on contract termination	41,948	—	—	41,948	—
Loss on debt extinguishment	5,435	—	1,377	5,435	1,377
Change in fair value of warrants and contingent value rights	1,045,515	30,799	909,958	1,076,314	288,494
Loss on legal settlements(2)	—	500	—	500	—
Post-emergence bankruptcy advisory costs(3)	397	317	695	714	1,298
Other	135	27	207	162	364
Adjusted EBITDA	$41,103	$8,888	$28,521	$49,991	$26,722

(1)Included in Colocation organizational and site startup costs are costs associated to Stock-based compensation expense of $4.3 million, $4.2 million, and $4.6 million for the three months ended June 30, 2026, March 31, 2026, and June 30, 2025, respectively, and $8.5 million and $7.6 million for the six months ended June 330, 2026 and 2025, respectively. For the six months ended June 30, 2025, there was also $4.4 million in site conversion demolition costs included within this amount.
(2)Included in Other non-operating expense, net on the condensed consolidated statements of operations.
(3)Included in Selling, general and administrative on the condensed consolidated statements of operations.
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 11
Term Library

Term (MW)	Definition	How management uses it
Gross Utility Power Capacity	Total electric utility power capacity agreements associated with our data center sites under our control as of period end, including capacity that is commissioned for future use.	Used for portfolio planning and utility power allocation discussions.
Total Leasable Customer Power Capacity	Our estimate of the total non-redundant customer IT load that our data center sites could support in the aggregate as of period end, regardless of whether such capacity has been contracted with customers or remains available for sale. This metric is representative of the amount of power available for customer use in servicing their workloads.	Used to assess total customer usable IT load available for leasing, evaluate leased versus unleased capacity, and plan conversion/development sequencing and sales capacity.
Leased Customer Power Capacity	Power capacity that is committed to customers under executed customer contracts, regardless of whether service has commenced as of period end.	Used to monitor signed customer commitments and contracted backlog and to plan future deployment/commissioning requirements.
Unleased Customer Power Capacity	The portion of Total Leasable Customer Power Capacity not committed under customer contracts as of period end. This metric is calculated as Total Leasable Customer Power Capacity minus Leased Customer Power Capacity.	Used to monitor remaining uncommitted customer IT load and to prioritize incremental contracting and conversion/commissioning plans.
Billable Customer Power Capacity	Portion of Leased Customer Power Capacity for which service has commenced, and we are actively billing as of period end.	Used to monitor in-service customer power that is billing and to track deployment/commissioning pace and near-term revenue ramp.
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Core Scientific, Inc. First Quarter 2026 Earnings Release - 12
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